UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 12, 2005

                       Diamond Hill Investment Group, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
------------------------------------------------------------------------------
      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.01.	Change in Registrant's Certifying Accountant
----------	--------------------------------------------

  On August 11, 2005, BKR Longanbach Giusti, LLC ("BKR") informed the Audit Committee of the Company that they would resign as the Company's independent registered public accounting firm effective August 12, 2005 following the completion of their review of the Company's financial statements to be included in the Company's Quarterly Report on Form 10-QSB for the three months ended June 30, 2005. The purpose of this 8-K filing is to update the Company's disclosures regarding these matters in accordance with SEC rules through the effective date of BKR's resignation (August 12, 2005). BKR is resigning due to their intention to withdraw their registration from the Public Company Accounting Oversight Board ("PCAOB") due to a pending merger of their firm with another firm.
  BKR's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
  During the two most recent fiscal years and through August 12, 2005, there were no disagreements with BKR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKR would have caused such firm to make reference thereto in connection with its reports on the Company's financial statements for such years.
  During the two most recent fiscal years and through August 12, 2005, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).
  The Company has provided BKR with a copy of the above disclosures and requested that BKR furnish the Company with a letter addressed to the SEC stating whether it agrees with the foregoing statements by the Company and, if not, stating the respects in which it does not agree. A copy of the letter from BKR is filed herewith as Exhibit 16.1.


Item 9.01.	Financial Statements and Exhibits
----------	--------------------------------------------

     (c) Exhibits.

     16.1	BKR Longanbach Giusti, LLC Letter


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: August 12, 2005                         By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary